UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest are not reported: January 22, 2003



                           First Commerce Corporation
                           --------------------------
             (Exact name of Registrant as specified in its charter)



       North Carolina                   000-32807              90-0016560
       --------------                   ---------              ----------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                    Identification Number)



          301 S. McDowell Street, Charlotte, North Carolina     28204
          --------------------------------------------------------------
               (Address of principal executive offices)       (Zip Code)


       Registrant's telephone number, including area code: (704) 945-6565


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Item 1.  Changes in Control of Registrant.

                  Not applicable.

Item 2.  Acquisition or Disposition of Assets.

                  Not applicable.

Item 3.  Bankruptcy or Insolvency.

                  Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

                  Not applicable.

Item 5.  Other Events and Regulation FD Disclosure.

     On January 23, 2003, the Registrant, First Commerce Corporation, announced its signing of an amendment to the Merger Agreement, dated December 18, 2002, with Bank of Granite Corporation ("Granite") pursuant to which the Registrant will merge with and into Granite and the Registrant's bank subsidiary, First Commerce Bank, will merge with and into Granite's bank subsidiary, Bank of Granite. A copy of the Amendment to the Merger Agreement is attached hereto as
Exhibit 99.1 and incorporated by reference. A copy of the press release issued by the Registrant and Granite is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 6.  Resignations of Registrant's Directors.

                  Not applicable.

Item 7.  Financial statements and Exhibits.

                  a.       Not applicable.
                  b.       Not applicable.
                  c. The following exhibits are attached hereto and incorporated herein by reference:
                           1. Exhibit 99.1 - Amendment to Merger Agreement dated as of January 22, 2003 between Bank of Granite Corporation and First Commerce Corporation
                           2.       Exhibit 99.2 - Press Release dated January
                           23, 2003

Item 8.  Change in Fiscal Year.

                  Not applicable.

Item 9.  Regulation FD Disclosure.

                  Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused its report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           FIRST COMMERCE CORPORATION


                                           /s/  Wesley W. Sturges
                                           -------------------------------------
                                           Wesley W. Sturges
                                           President and Chief Executive Officer


Date:    January 23, 2003